Exhibit 99-1
D.A. Davidson
10th Annual Engineering &
Construction Conference

September 20-21, 2011

Forward-Looking Statements and Non-GAAP
Information
Forward-Looking Statements and
Non-GAAP Information
 This presentation contains “forward-looking statements” which are statements relating to future events, future financial performance, strategies, expectations, and competitive environment. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements.
 Words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,”
 “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward-looking statements as a guarantee of future performance or results.
 They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s
 Annual Report on Form 10-K for the year ended July 30, 2011, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the
 Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Positioned for strong equity returns

■ A leading supplier of specialty contracting services to
 telecommunication providers nationwide
■ Telecommunications networks fundamental to economic progress
■ End market opportunities driving organic growth, margin expansion and increased earnings potential
 ➢ Wireless backhaul
 ➢ Rural fiber networks
 ➢ Fiber deployments to businesses
 ➢ Wireless network upgrades
 ➢ FTTx deployments
■ Capital allocation strategy designed to produce strong equity returns

Nationwide Footprint and Significant
Resources
■ Headquartered in Palm Beach Gardens, Florida
■ Nationwide footprint
 } Operates in 48 states and in Canada
 } 31 operating subsidiaries and hundreds of field offices
■ Fiscal 2011 revenues of $1.036 billion grew organically 3.5% year over year, and over 10% growth in Q4-11, including storm work of approximately $14 million
■ Strong financial profile
 } Cash and equivalents $44.8 million at July 30, 2011
 } Availability on revolving credit agreement of $156.9 million at July 30, 2011
 } 7.125% Senior Subordinated Notes due 2021
■ Over 8,300 employees
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.

Services Crucial to Customer Success
Engineering
Underground Facility Locating
Outside Plant & Equipment Installation
Premise Equipment Installation
Wireless Services

Intensely Focused on Telecommunications Market

Telecommunications
83.5%
5.1%
11.4%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

DYCOM INDUSTRIES INC.

Contract Revenue $303.7 million
Quarter Ended July 30, 2011

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
Quarterly GDP Change
2000
2002
2004
2006
2008
2010
2012E
2014E
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
U.S. Internet Protocol Traffic (Petabytes per Month)
GDP
Traffic

Strong Secular Trend
Sources: U.S. Telecom, The Broadband Association
 Cisco Visual Networking Index
 U.S. National Bureau of Economic Analysis
“When the stability of an entire economy depends on the speed, intelligence, quality of service, robustness and security of its Internet backbone, will a just good network be good enough?”
John Chambers, Chairman and CEO, Cisco, Inc. - May 2011

Mobile Data Traffic Growth Relative to 2009
50X
40X
30X
20X
10X
0X
2009
2010
2011E
2012E
2013E
2014E
Yankee Group
Coda Research
Cisco Systems, Inc.
Average

DYCOM INDUSTRIES INC.

Key Driver: Wireless Backhaul
“The returns associated with cell backhaul are very attractive, and they’re very attractive with a single tenant. As you can imagine, once you have that fat pipe up to that tower, there are multiple tenants that you can upsell to.”
Mike Lovett, President and CEO, Charter Communications, Inc. - May 2011
•Very attractive returns to our customers
•Telephone, cable and other companies aggressively deploying fiber to provide wireless backhaul services
•Continues to provide significant growth opportunities

Key Driver: Rural Fiber Networks

The American Recovery and Reinvestment Act
(ARRA) provided the Department of Commerce’s
National Telecommunications and Information
Administration (NTIA) and the U.S. Department of
Agriculture’s Rural Utilities Service (RUS) with
$7.2 billion to expand broadband services in the
United States.
Cumulatively, total Federal expenditures have now exceeded $280 million
(approximately seven percent of the total [NTIA] funds awarded) and have been matched by recipient funds of more than $130 million.
NTIA BTOP Quarterly Program Status Report - June 2011
•Demand has absorbed significant industry capacity
•Dycom currently working on dozens of projects in eighteen states
•Meaningfully increased exposure to rural service providers

Charter
comcast
$1.0B
$0.5B
$1.1B
Time Warner Cable

2010 Business Services Revenue
$2.6 Billion

comcast
Charter
$8.5B
$25.0B
$20.0B
Time Warner Cable

DYCOM INDUSTRIES INC.

     Key Driver: Fiber to Businesses
Addressable Business Services Market
$53.5 Billion
•Emerging as an industry battleground
•Multi-year cap-ex trajectory provides visible revenue opportunities
•Leverages Dycom’s existing cable engineering and construction resources
The small and medium business market reachable by every U.S. cable company is $50 to $70 billion.
Craig Moffett, Analyst, Sanford C. Bernstein & Co. - September 2010
Sources: Company Filings
 Company Transcripts

350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E
US Cell Sites
US Towers

Key Driver: Wireless Network Upgrades
“I would tell you that the range that we have for wireless CapEx - and really for the Company as a whole -- is sort of in this mid-teens as a percentage of revenue. And with the technology curves that we have coming in our business, I don't think you're going to be way below that or whatever at any point in time.”
Pete Ritcher, SVP and CFO of Mobility and Consumer Markets, AT&T, Inc. - August 2011
•Wireless network spending increasing faster than overall spending
•Dycom entered wireless market via NeoCom acquisition in December 2010
•Strong growth opportunities as industry migrates from 3G to 4G technologies
Sources: CTIA
 Collins Stewart, LLC

Cumulative Subscribers
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10
2Q11
Verizon FiOS Video
AT&T U-verse

Key Driver: FTTx Deployments
“…we’ll continue to push fiber closer to the customers. Yes, we’re using the fiber to the tower build to try to shorten the loops and get fiber to nodes at the same time, so that when you open the trench once and take fiber out to the tower, you’re also trying to get some of the adjacent areas as well. And I think just by being real smart with the capital and really continuing to push fiber deeper and deeper into the network, you know, we’ll be successful over time competing and delivering the speeds that our customers require.”
Stewart Ewing, EVP and CFO, CenturyLink, Inc. - August 2011
•A key competitive response by telephone companies to cable MSO’s
•CenturyLink, Dycom’s 3rd largest customer, just beginning scale deployments
•Dycom is leveraging prior, extensive FTTx experience with Verizon and AT&T
Sources: Company Filings

Why Dycom?
■ Established customer relationships and reputation
■ Broad geographic coverage
■ Scale to satisfy customer time and service requirements
■ Access to capital
■ Responsive, local business units

Dycom Headquarters
Subsidiary Headquarters

White Mountain fiber optics Cable Construction | Ansco & Associates | CableCom | Star Construction, LLC | Tesinc | C-2 Utility Contractors, LLC | CCG Communications Construction Group | RJE Canada | Point to Point Communications, Inc.

Triple D Communications, LLC | CCLC | RJE Telecom | NeoCom | TCS Communications, LLC | Locating Inc. underground utilities | CAVO Broadband Communications | LCS Lamberts Cable Splicing Company, LLC

Niels Fugal Sons Co. | Prince Telecom | UtiliQuest | STS Engineering Contractors | SCI | Ivy H. Smith Co. | CSI

Globe Communications, LLC | Underground USI | Midtown Express | Broadband Express | Cable Connectors LLC | Nichols Construction Co. LLC | Shenandoah Valley Communications

DYCOM INDUSTRIES INC.

Subsidiaries
Dycom’s Nationwide Presence
Local Credibility, National Capability

Focused on High Value Profitable Growth
■ Positioned in front of emerging technology trends
 which drive capital spending
■ Deliberately targeting high quality, long-term industry
 leaders which generate the vast majority of the
 industry’s profitable opportunities
■ Selectively acquiring businesses which complement
 our existing footprint and enhance our customer
 relationships
■ Leveraging our scale and expertise to expand margins
 through best practices

at&t

Comcast

CenturyLink

Verizon

Charter

windstream communications

TIME WARNER CABLE
THE POWER OF YOU™

CABLEVISION

Xcel Energy

Duke Energy

23%
21%
14%
11%
9%
7%
6%
6%
1%
1%
1%

DYCOM INDUSTRIES INC.

Blue-chip, predominantly investment grade clients comprise the vast majority of revenue
Well Established Customers
Fiscal Year Ended July 30, 2011
Customer Revenue Breakdown
Comcast
AT&T
CenturyLink
Verizon
Windstream
Cablevision
Charter
Xcel Energy
Time Warner
Cable
Other
Duke Energy

Revenue ($ in millions)

$300
$250
$200
$150
$100
$50
$-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
AT&T
Comcast
CenturyLink
Verizon
Adelphia
Charter Comm
Time Warner Cable
Windstream

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$579
$588
$842
$958
$995
$1,138
$1,230
$1,107
$989
$1,036
58%
66%
70%
72%
67%
63%
64%
64%
64%
62%
42%
34%
30%
28%
33%
37%
36%
36%
36%
38%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Top 5 as of Q4-11
All Other as of Q4-11

Durable Customer Relationships
For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods.

Master Service
75.5%
14.1%
10.4%
Short-term contracts
Long-term contracts

■ Master Service Agreements (MSA’s)
 } Multi-year, multi-million dollar
 arrangements covering thousands of
 individual work orders
 } Generally exclusive requirement
 contracts
■ Long-term contracts relate to specific
 projects with terms in excess of one year from
 the contract date
■ As of July 30, 2011, Dycom was party to
      approximately 200 MSA’s and other
      arrangements with customers that extend
      for periods of one or more years
■ Short-term contracts relate to spot market
 requirements
■ Significant majority of contracts are based on
 units of delivery
Revenue By Contract Type
Fiscal Year Ended July 30, 2011
Anchored by Long-Term Agreements

Robust Cash Flow - Investing for Growth
$842 million
Cash flow from operations
$184 million
provided by other financing and investing activities and beginning cash on hand
$349 million
Business
acquisitions
$393 million
Capital
expenditures,
net
$284 million
Share
repurchases
Cumulative Cash Flows Fiscal 2002 - Fiscal 2011
Note: Amounts hereon represent cumulative cash flow amounts for fiscal 2002 - fiscal 2011;
See “Regulation G Disclosure” a summary of amounts.

Capital Allocated to Maximize
Shareholder Returns
■ Organic growth, robust free cash flow and renewed confidence in industry outlook promotes capital allocation strategy to further expand shareholder returns
■ Acquisitions of NeoCom Solutions and Communication Services in
 FY 2011 supplement organic growth and contribute to equity returns
■ Share repurchases of 13.9% of outstanding shares in fiscal 2011 creates incremental shareholder value and reduces equity claims on future earnings

Financial Update

■Organic revenue growth trends improving
■Margins and earnings are expanding
■Strong balance sheet
■Solid cash flows and liquidity
■Capital structure designed to produce strong equity returns
Financial Overview

Non-GAAP Organic Growth (Decline) (b)
10%
0%
(10)%
(20)%
(3.3)%
(14.9)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(1.6)%
2.7%
5.4%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11

Contract Revenues ($ in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,138
$1,230
$1,107
$989
$1,036
FY2007
FY2008
FY2009
FY2010(a)
FY2011
Contract Revenues

DYCOM INDUSTRIES INC.

Organic Growth Returning
■ Organic revenue growth has
 increased since Q1-2010 reflecting
 improved operating environment
 and new contract awards
■ Organic growth accelerated in the
 second half of FY 2011
■ NeoCom Solutions and
 Communication Services
 contributed aggregate revenues of
 $33.8 million in FY 2011
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)Fiscal 2010 includes an incremental week as the result of our 52/53 week fiscal year.
(b)Quarterly organic revenue percentage excludes storm restoration services, revenues from acquired businesses and is adjusted for the additional week in Q4-10 as a result of our 52/53 week fiscal year.

EBITDA - Adjusted (Non-GAAP)
% of Revenue (a)
14.0%
12.0%
10.0%
8.0%
12.2%
10.7%
10.6%
8.7%
10.6%

	FY2007	FY2008	FY2009	FY2010	FY2011
EBITDA - Adjusted % of Revenue	12.2%	10.7%	10.6%	8.7%	10.6%
Contract Revenues	$1,138	$1,230	$1,107	$989	$1,036

EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$160
$120
$80
$40
$0
$139.2
$131.2
$117.2
$85.8
$110.2
$40.7
$31.4
$20.9
$6.8
$21.9
FY2007
FY2008
FY2009
FY2010
FY2011
EBITDA - Adjusted (Non-GAAP) (a)
Income from continuing operations - Non-GAAP(a)

Margins and Earnings Expanding
■ FY 2011 EBITDA -Adjusted
 grew, driven by higher
 revenues and improved cost
 structure
■ Margins and earnings grew
 at a higher rate than
 revenue growth
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The amounts and percentages for EBITDA - Adjusted and amounts for Income from continuing operations -Non-
GAAP are Non-GAAP financial measures adjusted to exclude certain items.

EBITDA-Adjusted % of Revenue (a)
Fiscal 2010 -v- Fiscal 2011

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.1%
11.7%
5.7%
7.4%
7.3%
9.4%
10.0%
13.1%

	Q1	Q2	Q3	Q4
Fiscal 2010	11.1%	5.7%	7.3%	10.0%
Fiscal 2011	11.7%	7.4%	9.4%	13.1%

Fiscal 2010 Fiscal 2011

EBITDA - Adjusted and Income (Loss) from Continuing Operations - Non-GAAP ($ in millions)
$40
$30
$20
$10
$0
($10)
$28.2
$30.5
$16.2
$23.8
$39.9
$4.6
$6.7
$(1.2)
$3.4
$13.0
Q4-10(a)
Q1-11
Q2-11
Q3-11
Q4-11
EBITDA - Adjusted (Non-GAAP) (a)
Income (loss) from continuing operations - Non-GAAP(a)

DYCOM INDUSTRIES INC.

Accelerating through Q3 and Q4
■ Growth in EBITDA-Adjusted %
 expanded during FY 2011 and
 improved each quarterly period
■ EBITDA -Adjusted growth
 contributes to bottom line
 expansion

■ Net income of $13.0 million,$0.38
 per share in Q4-2011, represents
 highest quarterly earnings per
 share since the October 2000
 quarter
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The amounts and percentages for EBITDA - Adjusted and amounts for Income from continuing operations -Non-
GAAP are Non-GAAP financial measures adjusted to exclude certain items.

Maturity	Jul-10	Jul-11
Cash and equivalents		$ 103.3	$ 44.8
Debt:			
$225 million Senior Credit Agreement	2015	$ -	$ -
7.125% Senior Subordinated Notes	2021	$ -	$ 187.5
8.125% Senior Subordinated Notes	*Repaid*	$ 135.4	$ -
Capital Leases	*Various*	$ 0.0	$ 0.3
Letters of Credit outstanding	2015	$ 44.1	$ 39.9
Availability Senior Credit Agreement		$ 124.1	$ 156.9

Cash Flow from Operating Activities and Cap-ex, net
($ in millions)
$160
$120
$80
$40
$-
$108.5
$104.3
$126.6
$54.1
$43.9
$62.3
$62.3
$25.3
$46.6
$49.2
FY2007
FY2008
FY2009
FY2010
FY2011
Cash Flow from Operating Activities
Cap-ex (net)(b)

Strong Balance Sheet, Solid Cash Flow
■ Financial profile positioned to address
 emerging industry opportunities
 } Fiscal 2021 maturity of Senior
 Subordinated Notes
 } Net debt to EBITDA-Adjusted of 1.3x
 suitable for growth (a)
 } Increasing availability on Senior Credit
 Agreement

■ Solid operating cash flows
Note: See “Regulation G Disclosure” slides for a reconciliation of GAAP to Non-GAAP financial measures.
(a)The ratio of Net debt to EBITDA-Adjusted is a Non-GAAP financial measure adjusted to exclude certain items.
(b)Capital expenditures are presented net of proceeds from the sale of assets.

Improved operating margins

+

Results from acquired businesses

Strategy for Success
Organic
Growth
Lower Share Count
Higher
Equity
Returns

Supplemental schedules
Regulation G Disclosures

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (including revenues from storm restoration services)
($ in millions)

The reconciliation of contract revenues adjusted for revenues from acquired businesses and the incremental week in the fourth quarter of fiscal 2010 and in the full fiscal 2010 year, and the change from the comparable current year period, is presented below:

	GAAP - Contract Revenue	Revenues from Acquired Businesses	Incremental week of revenue as a result of the Company's 52/53 week year[1]	Non-GAAP - Contract Revenue	GAAP Revenue Growth %	Non-GAAP Organic Revenue Growth % (including revenues from storm restoration services)
Q4-11	$ 303.7	(14.1)	-	$ 289.6	7.9%	10.8%
Q4-10	$ 281.5	-	(20.1)	$ 261.4		
Fiscal 2011	$ 1,035.9	(33.8)	-	$1,002.1	4.8%	3.5%
Fiscal 2010	$ 988.6	-	(20.1)	$ 968.5		

(1) Calculated as fourth quarter of fiscal 2010 contract revenues divided by 14 weeks.

DYCOM INDUSTRIES INC.

Regulation G Disclosure

Regulation G Disclosure

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) % (excluding revenues from storm restoration services)
($ in millions)

The reconciliation of contract revenues adjusted for revenues from acquired businesses, revenues from storm restoration services and the incremental week in the fourth quarter of fiscal 2010, and the change from the comparable prior year period, is presented below.

	GAAP - CONTRACT REVENUES		NON-GAAP ADJUSTMENTS (a)		NON-GAAP - CONTRACT REVENUES (a)		YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (a)(b)	
							GAAP	NON-GAAP
Q4-11	$	303.7	$	(28.2)	$	275.5	7.9%	5.4%
Q3-11	$	252.4	$	(14.4)	$	238.0	8.9%	2.7%
Q2-11	$	218.2	$	(5.3)	$	212.9	0.9%	(1.6)%
Q1-11	$	261.6	$	-	$	261.6	1.0%	1.0%
Q4-10	$	281.5	$	(20.1)	$	261.4	4.4%	(3.1)%
Q3-10	$	231.6	$	-	$	231.6	(10.1)%	(8.0)%
Q2-10	$	216.3	$	-	$	216.3	(11.9)%	(10.7)%
Q1-10	$	259.1	$	-	$	259.1	(22.4)%	(18.8)%
Q4-09	$	269.7	$	-	$	269.7	(16.3)%	(16.3)%
Q3-09	$	257.7	$	(5.9)	$	251.8	(12.2)%	(14.2)%
Q2-09	$	245.5	$	(3.3)	$	242.2	(13.8)%	(14.9)%
Q1-09	$	334.0	$	(15.0)	$	318.9	1.3%	(3.3)%

(a) Non-GAAP adjustments in Q4-11 reflect storm restoration revenues and revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q4-10 result from the Company's 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 reflect storm restoration revenues recognized during those periods.

(b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

DYCOM INDUSTRIES INC.

Reconciliation of GAAP to Non-GAAP measures ($ in millions) (amounts may not add due to rounding)	Fiscal 2007	Fiscal 2008	Fiscal 2009
Adjusting Items:			
Write-off of deferred financing costs	$ -	$ -	$ 0.6
(Loss) gain on debt extinguishment, net	-	-	(3.0)
Goodwill impairment charges	-	9.7	94.4
Charges for wage and hour litigation	-	7.6	-
Reversal of interest expense on income tax liabilities	-	(0.7)	(0.3)
Reversal of certain income tax related liabilities	-	(2.0)	(1.4)
Valuation allowance on deferred tax asset	-	-	-
Reversal of pre-acquisition payroll related accruals	-	(1.7)	-
Acquisition related costs	-	-	-
Gain on sale of real estate	(2.5)	-	-
Pre tax effect of Adjusting Items	$ (2.5)	$ 14.9	$ 91.7
After tax effect of Adjusting Items	$ (1.5)	$ 7.0	$ 74.0

Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)	Fiscal 2007	Fiscal 2008	Fiscal 2009
Net income (loss) (GAAP)	$ 41.9	$ 21.7	$ (53.2)
Income (loss) from discontinued operations	(0.3)	(2.7)	(0.1)
Income (loss) from continuing operations, net of tax	42.2	24.4	(53.1)
Provision (benefit) for income taxes	27.3	13.2	(1.4)
Pre-tax income (loss) from continuing operations	69.5	37.6	(54.5)
Interest expense (income), net	13.8	12.4	14.5
Depreciation	51.0	60.0	58.6
Amortization	6.8	7.2	6.8
EBITDA	141.1	117.3	25.4
Gain on sale of fixed assets	(5.6)	(6.7)	(3.9)
Stock-based compensation expense	6.2	5.2	3.9
Pre-tax effect of Adjusting Items (from above) (a)	(2.5)	15.6	92.0
EBITDA - Adjusted (Non-GAAP)	$ 139.2	$ 131.2	$ 117.2

(a) Amounts exclude items already added back into the calculation of EBITDA

Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)	Fiscal 2007	Fiscal 2008	Fiscal 2009
Income (loss) from continuing operations, net of tax	$ 42.2	$ 24.4	$ (53.1)
Adjusting Items from above, after tax	(1.5)	7.0	74.0
Income from continuing operations - Adjusted (Non-GAAP)	$ 40.7	$ 31.4	$ 20.9

DYCOM INDUSTRIES INC.

Regulation G Disclosure
The below table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the respective periods. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and Adjusting items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the
Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA
are not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.

Reconciliation of GAAP to Non-GAAP measures
($ in millions) (amounts may not add due to rounding)

	Fiscal 2010					Fiscal 2011				
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Adjusting Items:										
Write-off of deferred financing costs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Loss) gain on debt extinguishment, net	-	-	-	-	-	-	5.7	2.6	-	8.3
Goodwill impairment charges	-	-	-	-	-	-	-	-	-	-
Charges for wage and hour litigation	2.0	-	-	-	1.6	-	-	0.6	-	0.6
Reversal of interest expense on income tax liabilities	-	-	-	-	-	-	-	-	-	-
Reversal of certain income tax related liabilities	-	-	(1.0)	-	(1.0)	-	-	-	-	-
Valuation allowance on deferred tax asset	1.1	-	-	-	1.1	-	-	-	-	-
Reversal of pre-acquisition payroll related accruals	-	-	-	-	-	-	-	-	-	-
Acquisition related costs	-	-	-	-	-	-	0.2	-	-	0.2
Gain on sale of real estate	-	-	-	-	-	-	-	-	-	-
Pre tax effect of Adjusting Items	$ 2.0	$ -	$ -	$ -	$ 1.6	$ -	$ 6.0	$ 3.2	$ -	9.1
After tax effect of Adjusting Items	$ 2.3	$ -	$ (1.0)	$ -	$ 0.9	$ -	$ 3.9	$ 1.9	$ -	5.8
Reconciliation of Net Income (GAAP) to EBITDA- Adjusted (Non-GAAP)										
Net income (loss) (GAAP)	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8	$ 6.7	$ (5.1)	$ 1.5	$ 13.0	$ 16.1
Income (loss) from discontinued operations	-	-	-	-	-	-	-	-	-	-
Income (loss) from continuing operations, net of tax	3.5	(4.0)	1.6	4.6	5.8	6.7	(5.1)	1.5	13.0	16.1
Provision (benefit) for income taxes	4.5	(2.7)	(0.4)	3.4	4.9	5.2	(3.2)	1.2	9.2	12.4
Pre-tax income (loss) from continuing operations	8.0	(6.6)	1.2	8.0	10.7	11.9	(8.3)	2.7	22.2	28.5
Interest expense (income), net	3.5	3.5	3.4	3.8	14.2	3.7	3.7	4.4	4.1	15.9
Depreciation	13.6	14.0	14.3	15.4	57.2	14.1	14.1	13.7	13.9	55.8
Amortization	1.6	1.6	1.6	1.6	6.4	1.5	1.7	1.8	1.7	6.7
EBITDA	26.8	12.4	20.5	28.8	88.5	31.2	11.2	22.6	41.9	106.9
Gain on sale of fixed assets	(1.0)	(0.8)	(4.3)	(1.5)	(7.7)	(1.5)	(2.0)	(3.3)	(3.4)	(10.2)
Stock-based compensation expense	1.0	0.7	0.8	0.9	3.4	0.8	1.0	1.3	1.3	4.4
Pre-tax effect of Adjusting Items (from above) (a)	2.0	-	-	-	1.6	-	6.0	3.2	-	9.1
EBITDA - Adjusted (Non-GAAP)	$ 28.7	$ 12.3	$ 17.0	$ 28.2	$ 85.8	$ 30.5	$ 16.2	$ 23.8	$ 39.9	$ 110.2

(a) Amounts exclude items already added back into the calculation of EBITDA

Reconciliation of Income from continuing operations, net of tax (GAAP), to income from continuing operations, net of tax - Adjusted (Non-GAAP)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Total 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Total 2011
Income (loss) from continuing operations, net of tax	$ 3.5	$ (4.0)	$ 1.6	$ 4.6	$ 5.8	$ 6.7	$ (5.1)	$ 1.5	$ 13.0	$ 16.1
Adjusting Items from above, after tax	2.3	-	(1.0)	-	0.9	-	3.9	1.9	-	5.8
Income from continuing operations - Adjusted (Non-GAAP)	$ 5.8	$ (4.0)	$ 0.6	$ 4.6	$ 6.8	$ 6.7	$ (1.2)	$ 3.4	$ 13.0	$ 21.9

Reconciliation of Debt to Net Debt - Non-GAAP and Net Debt and Ratio of Net Debt to EBITDA - Adjusted (Non-GAAP)	
Current and long-term debt	$ 188.0
less: Cash and equivalents	44.8
Net Debt (Cash)	$ 143.2
Trailing 4 Qtr EBITDA -Adjusted (Non-GAAP)	$ 110.2
Ratio of Net Debt (Cash) to EBITDA - Adjusted (Non-GAAP)	1.3x
Ratio of Net Debt (Cash) to EBITDA	1.3x

DYCOM INDUSTRIES INC.

Regulation G Disclosure
The below table presents the Non-GAAP financial measures of EBITDA and Adjusted EBITDA for the respective periods. EBITDA and Adjusted EBITDA are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization, and defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense and Adjusting items.  The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the
Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.   EBITDA and Adjusted EBITDA
are not recognized terms under GAAP and do not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  These tables present a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure.

Calculation of EBITDA and EBITDA - Adjusted (Non-GAAP) as % of Contract Revenue

($ in millions)	GAAP Contract Revenues	EBITDA (a)	EBITDA as % of Contract Revenue	Non-GAAP EBITDA - Adjusted (a)	EBITDA - Adjusted as % of Contract Revenue
Annual Results:					
FY-11	$ 1,035.9	$ 106.9	10.3%	$ 110.2	10.6%
FY-10	$ 988.6	$ 88.5	9.0%	$ 85.8	8.7%
FY-09	$ 1,106.9	$ 25.4	2.3%	$ 117.2	10.6%
FY-08	$ 1,230.0	$ 117.3	9.5%	$ 131.2	10.7%
FY-07	$ 1,137.8	$ 141.1	12.4%	$ 139.2	12.2%
Quarterly Results:					
Q4-11	$ 303.7	$ 41.9	13.8%	$ 39.9	13.1%
Q3-11	$ 252.4	$ 22.6	9.0%	$ 23.8	9.4%
Q2-11	$ 218.2	$ 11.2	5.1%	$ 16.2	7.4%
Q1-11	$ 261.6	$ 31.2	11.9%	$ 30.5	11.7%
Q4-10	$ 281.5	$ 28.8	10.2%	$ 28.2	10.0%
Q3-10	$ 231.6	$ 20.5	8.9%	$ 17.0	7.3%
Q2-10	$ 216.3	$ 12.4	5.7%	$ 12.3	5.7%
Q1-10	$ 259.1	$ 26.8	10.3%	$ 28.7	11.1%

(a) See slides 30 and 31 for calculation of EBITDA and EBITDA - Adjusted (Non-GAAP).

DYCOM INDUSTRIES INC.

Regulation G Disclosure

Calculation of Cumulative Cash Flows Fiscal 2002 through Fiscal 2011
($ in millions)

	Net Cash Provided by Operating Activities	Capital Expenditures, Net of Proceeds from Asset Sales (a)	Cash Paid for Acquisitions, net of cash acquired	Repurchases of Common Stock	Other Financing Activities (b)	Other Investing Activities (c)	Total Other Financing and Investing Activities
FY-11	$ 43.9	$ (49.2)	$ (36.5)	$ (64.5)	$ 47.5	$ 0.2	$ 47.7
FY-10	54.1	(46.6)	-	(4.5)	(4.4)	-	(4.4)
FY-09	126.6	(25.3)	-	(2.9)	(15.7)	(0.1)	(15.8)
FY-08	104.3	(62.3)	0.5	(25.2)	(13.8)	(0.3)	(14.1)
FY-07	108.5	(62.3)	(61.8)	-	7.7	(0.4)	7.3
FY-06	102.3	(47.3)	(65.4)	(186.2)	141.2	(0.3)	140.9
FY-05	87.4	(48.4)	(8.5)	-	(1.8)	22.9	21.1
FY-04	124.2	(28.6)	(175.2)	-	1.3	35.0	36.3
FY-03	25.0	(13.2)	-	-	1.7	18.3	20.0
FY-02	65.3	(9.5)	(1.9)	(1.2)	(67.1)	-	(67.1)
Cumulative	$ 841.6	$ (392.8)	$ (348.8)	$ (284.5)	$ 96.5	$ 75.5	$ 172.0

Cash at July 28, 2001	$ 57.3
Cash at July 30, 2011	44.8
Difference representing beginning cash used during the period	$ 12.5
Total amount provided by Other Financing and Investing Activities and beginning cash on hand	$ 184.5

(a) Capital expenditures, net of proceeds from asset sales represents capital expenditures less proceeds from sale of assets.

(b) Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock.

(c) Other investing activities represents net cash provided by (used in) investing activities less capital expenditures, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired.

DYCOM INDUSTRIES INC.

Regulation G Disclosure

D.A. Davidson
10th Annual Engineering &
Construction Conference

September 20-21, 2011